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                                                                    EXHIBIT 99.1


                                                           FOR IMMEDIATE RELEASE

Contacts:
GloTech Industries, Inc.        UTEK Corporation
Heinz Fraunhoffer               Diane Mueller
352-334-7245                    813-754-4330
heinz@glowbike.com              dmueller@utekcorp.com


GloTech Industries, Inc. Acquires Sport Technologies, Inc.
GAINESVILLE, FL & PLANT CITY, FL -- (BUSINESS WIRE) - September 03, 2003 -- GloTech Industries, Inc. ("GloTech") (OTCBB:GTHI), a manufacturer of illuminating safety devices, and UTEK Corporation ("UTEK") (AMEX:UTK), an innovative technology transfer company, announced today that GloTech has acquired Sport Technologies, Inc. (STI), a UTEK subsidiary. STI holds the worldwide exclusive license to a patented illuminating helmet technology. The lighted helmet has potential safety as well as consumer product applications. The helmet was invented by Tampa entrepreneur P. David Mundy.

According to Heinz Fraunhoffer, President and CEO of GloTech Industries, "GloTech is building an innovative lighted safety and consumer product business based on technologies developed by the National Institute of Occupational Safety & Health and other sources. We are very enthusiastic about adding the lighted-helmet technology to our product line. In addition to potential safety applications for construction workers, police and other first responders, we believe there may be a number of unique consumer product applications for a helmet that illuminates, such as for use in sport related products purchased by fans of the National Football League, National Hockey League, NASCAR and Major League Baseball."

About GloTech Industries, Inc.

GloTech is a technology-based company, headquartered in Gainesville, Florida, which develops, manufactures, lighted safety and consumer products. More information can be found on GloTech Industries, Inc.'s web site, www.glowbike.com.

About UTEK Corporation

UTEK is an innovative technology-transfer company dedicated to building bridges between university-developed technologies and commercial organizations. UTEK, along with its TechEx on-line and PAX European divisions, identifies and transfers new technologies primarily from universities and research centers to the marketplace. UTEK is a business development company providing research-outsourcing services to commercial enterprises and technology-transfer services to research institutions.

Certain matters discussed in this press release are "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words such as UTEK or GloTech "expect," "anticipate" or words of similar import. Similarly, statements that describe UTEK's or GloTech's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of UTEK or GloTech, as appropriate, and market valuations of their stock, which could cause actual results to differ materially from those currently anticipated. Although UTEK and GloTech, as appropriate, believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, they can give no assurance that their expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements.

The factors identified above are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Forward-looking statements made herein are only made as of the date of this press release and neither UTEK nor GloTech, as appropriate, undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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